Supplement to the
Fidelity Advisor® Balanced Fund
Class A, Class M, Class C, Class I and Class Z
October 30, 2019
Prospectus

Richard Malnight no longer serves as a co-manager of the fund.

The following information supplements the information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Jody Simes (co-manager) has managed the fund since November 2019.

The following biographical information supplements the information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Jody Simes is co-manager of the fund, which he has managed since November 2019. He also manages other funds. Since joining Fidelity Investments in 1993, Mr. Simes has worked as an analyst, global sector leader, and portfolio manager.

AIG-19-02 1.744347.152	November 8, 2019